SETTLEMENT AGREEMENT AND MUTUAL RELEASE

            This Settlement Agreement and Mutual Release (the "Agreement") is made as of the 27th day of June, 1999 by and among Intelect Communications, Inc. ("Intelect", or the "Company") and Wingate Capital Ltd., Fisher Capital Ltd., CCG Capital Ltd., Midway Capital Ltd., NP Partners, CCG Investment Fund Ltd. (a.k.a. CCG International Fund Ltd.), Olympus Securities, Ltd., Citadel Investment Group, L.L.C., Citadel Limited Partnership, GLB Partners, L.P., Wellington Partners Limited Partnership, Kensington Global Strategies Fund, Ltd., Orchard Investment Partners, L.P., ORD L.L.C., CCG Capital Fund L.P. and Kenneth C. Griffin (collectively, "Citadel" or, individually, a "Citadel Entity").

            WHEREAS, Intelect issued shares of Series C Convertible Preferred Stock (the "Series C Preferred Stock") to Citadel pursuant to a Certificate of Designations, Preferences and Rights relating to the Series C Preferred Stock and a Securities Purchase Agreement dated as of February 6, 1998 (collectively, the "Series C Documents");

            WHEREAS, Intelect issued shares of Series D Convertible Preferred Stock (the "Series D Preferred Stock") to Citadel pursuant to a Certificate of Designations, Preferences and Rights relating to the Series D Preferred Stock and Securities Purchase Agreements dated as of May 7, 1998 and June 26, 1998 (collectively, the "Series D Documents");

            WHEREAS, Intelect issued shares of Series E Convertible Preferred Stock (the "Series E Preferred Stock" and, together with the Series C Preferred Stock and the Series D Preferred Stock, the "Preferred Stock") to Citadel pursuant to a Certificate of Designations, Preferences and Rights relating to the Series E Preferred Stock (the "Series E Designation") and a Securities Purchase Agreement dated as of February 24, 1999 (the "Series E Purchase

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Agreement", and, together with the Series E Designation, the "Series E
Documents" and, together with the Series C Documents and the Series D Documents, the "Operative Preferred Stock Documents");

            WHEREAS, Citadel delivered to Intelect Conversion Notices dated as of May 21, 1999, copies of which are attached hereto as Exhibit A (the "May Conversion Notices"), for the conversion of 335 shares of Series D Preferred Stock and 687 shares of Series E Preferred Stock;

            WHEREAS, Citadel has asserted possible claims against Intelect seeking recovery for the alleged breach of the Operative Preferred Stock Documents and other agreements between Citadel and Intelect (including without limitation actual and/or liquidated damages and other remedies available at law or in equity) because, among other things, of Intelect's refusal to issue common stock upon submission of the May Conversion Notices and Intelect's April 26, 1999 announcement that it was discontinuing indefinitely conversions of its outstanding shares of Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock;

            WHEREAS, Intelect has (i) asserted that Citadel has violated certain representations and warranties contained in the Operative Preferred Stock Documents, (ii)

asserted possible claims seeking the recovery of alleged short-swing profits under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") allegedly realized by Citadel and (iii) notified Citadel that Intelect has received, by letter dated April 26, 1999 from Fruchter & Twersky (the "Request Letter") a request to bring suit seeking the recovery of alleged short-swing profits of Citadel under Section 16(b) of the Exchange Act ;

            WHEREAS, each party has made such independent investigation as such party has deemed necessary of the facts and circumstances pertaining to the claims asserted by each

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party and the effects thereon of this Agreement, and each party is fully informed as to all relevant facts and circumstances and has carefully considered the applicable law and consulted with counsel of its choice, such that it is knowingly and voluntarily entering into the settlement and compromise of such claims evidenced by this Agreement;

            WHEREAS, arm's-length settlement negotiations have taken place between Intelect and Citadel, and this Agreement has been reached;

            WHEREAS, Intelect and Citadel have concluded that it would be in the best interests of each party to enter into this Agreement in order to avoid the uncertainties, expense, inconvenience and burdens of litigation, and to put to rest this controversy and preserve valued business relationships;

            NOW, THEREFORE, in consideration of the foregoing and the mutual and respective releases, covenants and undertakings and in full, complete and final settlement of such claims and controversies, the parties agree as follows:

            1.    THIS AGREEMENT IS NOT AN ADMISSION.

            The parties hereto agree that this Agreement, and any and all negotiations, documents and discussions associated with it, shall not be deemed or construed to be an admission or evidence of any violation of any statute, law, rule or regulation or of any liability or wrongdoing by any of the parties hereto, or of any absence of wrongdoing or of limitation of damage or injury, and shall not be used, directly or indirectly, as evidence thereof, in any way in any action or proceeding.

            2.    BINDING EFFECT.

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            Each party is entering into this Agreement on behalf of itself, and, to the extent not prohibited by applicable law, its agents, affiliates, stockholders, partners, employees, directors, representatives, successors and assigns. This Agreement shall be binding upon, and inure to the benefit of, each party and, to the extent not prohibited by applicable law, its agents, affiliates, stockholders, partners, employees, directors, representatives, successors and assigns.

            3. ISSUANCE OF COMMON STOCK PURSUANT TO MAY CONVERSION Notices.

            Upon execution and delivery of this Agreement (the "Closing"), Intelect shall execute and deliver to Intelect's designated transfer agent (the "Transfer Agent") irrevocable instructions to issue and surrender, on the business day following the date of the Closing, to a common carrier for overnight delivery certificates for the number of shares of common stock, par value $0.01 per share, of Intelect ("Common Stock") set forth in the May Conversion Notices (collectively, the "Converted Shares"). Intelect shall also instruct the Transfer Agent to issue and deliver to each Citadel Entity that delivered a certificate for a greater number of shares of Preferred Stock than are to be converted pursuant to the May Conversion Notices a new certificate for the number of shares of the appropriate series of Preferred Stock not being converted. Intelect acknowledges that the Converted Shares are being issued on conversion of Series D Preferred Stock and Series E Preferred Stock pursuant to the applicable Certificate of Designations, Preferences and Rights and the May Conversion Notices, and that the Converted Shares have been registered for resale and may be sold pursuant to Intelect's Prospectus dated April 15, 1999 (subject to the provisions of this Agreement).

            4. EXCHANGE OF SERIES D PREFERRED STOCK AND SERIES E PREFERRED
STOCK.

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            (a) At Closing, Citadel shall deliver to Intelect or the Transfer
Agent, in exchange for Common Stock as described below, certificates representing 801 shares of Series D Preferred Stock and 2,313 shares of Series E Preferred Stock. The parties acknowledge that an error occurred in issuing a certificate for Series E Preferred Stock to NP Partners. Such certificate should have represented 688 shares, but was erroneously issued for 668 shares. Intelect shall direct the Transfer Agent to promptly issue to NP Partners a certificate for 20 shares of Series E Preferred Stock and to treat such certificate as having been delivered to the Transfer Agent pursuant to this Section 4(a). Immediately upon receipt by Intelect or the Transfer Agent of the share certificates referred to in this Section 4(a), Intelect shall execute and deliver to the Transfer Agent irrevocable instructions to issue and surrender, on the business day following the date such share certificates are surrendered to Intelect, to a common carrier for overnight delivery certificates for the number of shares of Common Stock set forth in the table below (collectively the "Series 1 Exchange Shares):

NAME OF CITADEL ENTITY                     NUMBER OF SHARES OF COMMON STOCK
----------------------                     --------------------------------
Wingate Capital Ltd.                                    658,639
Fisher Capital Ltd.                                    1,265,765
CCG Investment Fund Ltd.                                28,743
CCG Capital Ltd.                                        28,743
Midway Capital Ltd.                                      6,451

            (b) On the date that is 75 calendar days following the date of the Closing, Citadel shall deliver to Intelect or the Transfer Agent, in exchange for Common Stock as described below, certificates representing 4,642 shares of Series D Preferred Stock (which shall

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constitute all of the Preferred Stock beneficially owned by Citadel following the issuance of the Converted Shares and the Series 1 Exchange Shares). Immediately upon receipt of such share certificates by Intelect or the Transfer Agent, Intelect shall execute and deliver to the Transfer Agent irrevocable instructions to issue and surrender, on the business day following the date such share certificates are surrendered to Intelect, to a common carrier for overnight delivery certificates for the number of shares of Common Stock set forth in the table below (collectively, the "Series 2 Exchange Shares", and, together with the Series 1 Exchange Shares, the "Exchanged Shares"):

NAME OF CITADEL ENTITY                     NUMBER OF SHARES OF COMMON STOCK
----------------------                     --------------------------------
Wingate Capital Ltd.                                   1,117,992
Fisher Capital Ltd.                                    2,067,945
CCG Investment Fund Ltd.                                130,396
CCG Capital Ltd.                                        131,249
Midway Capital Ltd.                                     79,240

            5.    LEGEND; REMOVAL OF LEGEND.

            The certificates for the Converted Shares and for the Exchanged Shares shall be issued to Citadel with the following restrictive legend:

      THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON RESALE CONTAINED IN THAT CERTAIN SETTLEMENT AND MUTUAL RELEASE AGREEMENT DATED JUNE 27, 1999 BY AND AMONG INTELECT COMMUNICATIONS, INC AND WINGATE CAPITAL LTD. AND CERTAIN OTHER PARTIES NAMED THEREIN AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAW AND, ACCORDINGLY, THE SHARES MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR

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      IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND
      IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS.

On the date of the Closing, Intelect shall issue irrevocable instructions to the Transfer Agent that, with no further action by Intelect, upon receipt by the Transfer Agent of any Converted Shares or Exchanged Shares for transfer, accompanied by an Officers' Certificate in the form attached hereto as Exhibit B (an "Officers' Certificate") executed by two authorized representatives of Citadel referencing such Converted Shares or Exchanged Shares submitted for transfer and stating that all sale restrictions under Section 6 of this Agreement and prospectus delivery requirements under applicable securities laws (or requirements under Rule 144, if applicable) have been complied with, the Transfer Agent shall promptly effect transfer of such shares and shall issue to Citadel a new certificate for the appropriate balance of the Converted Shares or Exchanged Shares, containing the appropriate legend, as soon as practicable, but in any event within seven business days after submission of the Converted Shares or Exchanged Shares and the Officers' Certificate. Citadel shall, upon reasonable request from Intelect, provide Intelect with information as to the dates and amounts of any trades of Common Stock by Citadel. If at any time Intelect believes that Citadel is in breach of this Agreement, Intelect may seek from a court of competent jurisdiction an injunction, temporary restraining order or other appropriate injunctive relief to stay or suspend sales or transfer of Converted Shares or Exchanged Shares.

            6.    CERTAIN RESTRICTIONS.

                  (a) So long as Citadel holds any Common Stock, Citadel shall not, directly or indirectly, engage in short sales, purchase puts, sell calls, enter into equity swaps or otherwise take a market position through the selling of borrowed shares, through a contractual

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
arrangement or otherwise, by which Citadel would benefit from a decrease in the market price of Intelect's Common Stock. Citadel shall, as soon as practicable following the Closing, unwind all existing equity swap positions.

                  (b) Citadel shall not sell or otherwise transfer, on any single day (a "Trade Date"), an aggregate number of shares of Common Stock in excess of that number of shares of Common Stock equal to 5% of the average daily trading volume for the Common Stock for the ten trading days immediately preceding such Trade Date (as reported by Bloomberg), exclusive of purchases or sales of Common Stock made by Citadel.

                  (c) Citadel shall not commence any trading of Common Stock in any public securities market until the date on which the Closing Sale Price (as defined in the Series E Designation) of the Common Stock equals or exceeds $4.00, or September 8, 1999, whichever is earlier.

                  (d) Notwithstanding the foregoing, Citadel shall sell a number of shares of Common Stock in connection with the unwinding of the equity swap referred to in Section 6(a) equal to the number of shares of Common Stock covered by such equity swap.

            7.    PROXY.

            Citadel hereby grants to Intelect or its designee an irrevocable proxy, coupled with an interest, to vote the Converted Shares and the Exchanged Shares on all matters that may come before the stockholders of Intelect, so long, but only so long, as such Converted Shares or Exchanged Shares are owned by Citadel. Citadel agrees to execute and deliver such other documents as Intelect may reasonably request in order to carry out the purposes and intent of this provision.

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
            8.    RIGHT TO REPURCHASE SHARES.

            Citadel hereby grants to Intelect the right and option, by written notice to each Citadel Entity and the Transfer Agent (the "Repurchase Notice"), from time to time to repurchase any Converted Shares or Exchanged Shares owned by Citadel at the time of such Repurchase Notice on the following terms and conditions:

                  (a) The purchase price per share for any Converted Shares or Exchanged Shares purchased by Intelect pursuant to this Section 8 (the "Repurchased Shares") shall be the average Closing Sale Price (as defined in the Series E Designation) of the Common Stock for the ten trading days immediately preceding the date of the Repurchase Notice (the "Purchase Price").

                  (b) The Repurchase Notice shall specify (i) the number of shares of Common Stock to be repurchased, (ii) the Purchase Price and (iii) the date on which such repurchase is to occur (the "Repurchase Date"), which shall be no fewer than two nor more than 15 business days following the date of the Repurchase Notice, or if a Purchase Notice is delivered pursuant to the following sentence, following the issuance of such shares. Intelect may submit a Repurchase Notice for Series 2 Exchange Shares prior to issuance of such shares hereunder, for the repurchase of such shares subsequent to their issuance according to the terms of this Agreement.

                  (c) Intelect shall not be entitled to send a Repurchase Notice unless it has complied with all the provisions of this Agreement and has, in the amount of the full aggregate Purchase Price for all Repurchased Shares which shall be:

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                        (i)   cash available in a demand or other immediately
available account in a bank or similar financial institution; or

                        (ii) credit facilities with a bank or similar financial institution that are immediately available and unrestricted for use in repurchasing the Repurchased Shares; or

                        (iii) a written agreement with a standby underwriter or qualified buyer ready, willing and able to purchase from Intelect a sufficient number of shares of stock to provide the necessary proceeds; or

                        (iv) a combination of the items set forth in the preceding clauses (i), (ii) and (iii).

                  (d) Each Citadel Entity whose Common Stock is being repurchased under this Section 8 shall send to the Transfer Agent share certificates representing the Repurchased Shares to be repurchased from such Citadel Entity within five business days after the Repurchase Date, and Intelect shall pay to such Citadel Entity in cash the full aggregate Purchase Price for such Repurchased Shares within three business days after such certificates are delivered to the Transfer Agent. If Intelect fails to pay such Purchase Price in cash on such date, the Transfer Agent shall immediately re-deliver the certificates for such shares to such Citadel Entity, and thereafter Citadel shall (i) no longer be bound by the provisions of this Section 8 and (ii) not be bound by the provisions of Section 6(b) with respect to Repurchased Shares which it could have sold under Section 6(b) between the time of the Repurchase Notice and the date the Purchase Price was required to be paid hereunder.

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
                  (e) If fewer than all Converted Shares and Exchanged Shares held by all Citadel Entities at the time of a Repurchase Notice are to be repurchased, Intelect shall repurchase a pro rata amount from each Citadel Entity then beneficially owning Converted Shares or Exchanged Shares.

            9.    REGISTRATION RIGHTS.

                  (a) To induce Citadel to enter into this Agreement, Intelect shall prepare and, as soon as practicable but no later than 20 calendar days after the date of the Closing (the "Scheduled Filing Date"), file with the Securities and Exchange Commission a Registration Statement on Form S-3 (or if Intelect is not eligible to use Form S-3, such other form of registration statement as shall be required) (the "Registration Statement") covering the resale of the Exchanged Shares (the "Registration Statement") and shall use its best efforts to cause such Registration Statement to be declared effective no later than 90 calendar days after the Filing Date (the "Scheduled Effective Date").

                  (b) If the Registration Statement has not been filed within ten days following the Scheduled Filing Date or is not effective by the Scheduled Effective Date, Intelect shall pay to Citadel an amount, for each share of Series D Preferred Stock or Series E Preferred Stock exchanged or to be exchanged for Exchanged Shares, equal to $20.00 for each month (prorated for parts of a month) of delay in the filing of the Registration Statement after the tenth day following the Scheduled Filing Date or in effectiveness of the Registration Statement after the Scheduled Effective Date.

                  (c) Intelect and Citadel agree that, except as provided in Sections 9(a) and 9(b), all the terms of the Registration Rights Agreement dated February 24, 1999 between

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Intelect and certain Buyers named therein (except Sections 2 and 11e thereof)
shall apply to the agreement to register the Exchanged Shares for resale set forth in this Section 9, except that the term "Buyer" shall mean Citadel and the term "Registrable Securities" shall mean the Exchanged Shares.

            10.   TERMINATION OF CERTAIN RIGHTS.

            Except as provided in this Agreement, Citadel agrees that all rights Citadel may have under the Operative Preferred Stock Documents are terminated. The Registration Rights Agreements dated as of May 7, 1998 and June 26, 1998 between Intelect and the Buyers named therein shall continue in effect with respect to the Conversion Shares (as defined therein). The Registration Rights Agreement dated as of February 24, 1999 between Intelect and the Buyers named therein shall continue in effect with respect to the Conversion Shares and the Warrant Shares (as defined therein).

            11.   WARRANTS.

            Each Citadel Entity to which Warrants to Purchase Common Stock ("Warrants") were issued pursuant to the Series E Purchase Agreement will retain such Warrants, and nothing contained in this Agreement shall affect Citadel's rights with respect to such Warrants under any agreement, document or other instrument relating to such Warrants, except that the Warrant Exercise Price (as defined in the Warrants) shall not be reset on any Reset Date (as defined in the Warrants).

      12.   REPRESENTATIONS AND WARRANTIES.

            (a) As of the date hereof and as of the date any Converted Shares or Exchanged Shares (collectively, "Issued Shares") are issued, each Citadel Entity that is receiving

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securities hereunder (a "Citadel Shareholder") hereby represents and warrants with respect to itself only that:

                  (i) INVESTMENT INTENT. It is acquiring the Issued Shares for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act of 1933, as amended (the "1933 Act"); provided, however, that by making the representations herein, it does not agree to hold any of the Issued Shares for any minimum or other specific term and reserves the right to dispose of the Issued Shares at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act, except as otherwise provided in this Agreement.

                  (ii) ACCREDITED INVESTOR STATUS. It is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the 1933 Act.

                  (iii) RELIANCE ON EXEMPTIONS. Such Citadel Shareholder understands that the Issued Shares are being offered and issued to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that Intelect is relying in part upon the truth and accuracy of, and such Citadel Shareholder's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Citadel Shareholder set forth herein in order to determine the availability of such exemptions and the eligibility of such Citadel Shareholder to acquire the Issued Shares.

                  (iv) INFORMATION. Such Citadel Shareholder and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of Intelect and materials relating to the offer and issuance of the Issued Shares which have been requested by

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such Citadel Shareholder. Such Citadel Shareholder and its advisors, if any, have been afforded the opportunity to ask questions of Intelect, including its management. Neither such inquiries nor any other due diligence investigations conducted by such Citadel Shareholder or its advisors, if any, or its representatives shall modify, amend or affect such Citadel Shareholder's right to rely on Intelect's representations and warranties contained in this Agreement. Such Citadel Shareholder understands that its investment in the Issued Shares involves a high degree of risk. Such Citadel Shareholder has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Issued Shares. In addition to the foregoing such Citadel Shareholder acknowledges that:

                  (a) it has access to copies of (and acknowledges that Intelect has offered to provide, upon its request, copies of) Intelect's filings with the Securities Exchange Commission (collectively, the "Public Documents");

                  (b) it has not been furnished with any oral representation or warranty in connection with the offering of the Issued Shares by Intelect or any officer, employee, agent, affiliate or subsidiary, which is not contained in or contemplated herein;

                  (c) it understands that the purchase of the Issued Shares
            entails various risks including, but not limited to, those outlined in the Public Documents and in this Agreement, and has determined that the Issued Shares are a suitable investment and that at this time it could bear a complete loss of its investment; and

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                  (d) any information which such Citadel Shareholder has
            heretofore represented or furnished to Intelect with respect to its financial position, business experience, or trading practices is correct and complete as of the date of this Agreement.

                  (v) NO GOVERNMENTAL REVIEW. Such Citadel Shareholder understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Issued Shares or the fairness or suitability of the investment in the Issued Shares nor have such authorities passed upon or endorsed the merits of the offering of the Issued Shares.

                  (vi) TRANSFER OR RESALE. Such Citadel Shareholder understands that except as provided herein: (i) the Exchanged Shares have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Citadel Shareholder shall have delivered to Intelect an opinion of counsel, in a generally acceptable form, to the effect that the Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Citadel Shareholder provides Intelect with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act, as amended (or a successor rule thereto) ("Rule 144"); and (ii) any sale of the Issued Shares made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Issued Shares under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require

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compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) except as expressly provided herein, neither Intelect nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

                  (vii) RESIDENCY. Each Citadel Shareholder is a resident of that country or jurisdiction specified in the Schedule of Citadel Shareholders which has heretofore been provided to Intelect.

            (b) As of the date hereof and as of the date any Issued Shares are issued, Intelect represents and warrants to each Citadel Entity that:

                  (i) SHARES FULLY PAID AND NON-ASSESSABLE. When issued in accordance with this Agreement, the Issued Shares will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock.

                  (ii) ORGANIZATION AND QUALIFICATION. Intelect is a corporation duly organized and validly existing under the laws of the State of Delaware and has the requisite corporate power and authorization to own its properties and to carry on its business as now being conducted.

                  (iii) AUTHORIZATION; ENFORCEMENT; COMPLIANCE WITH OTHER INSTRUMENTS. Intelect has the requisite corporate power and authority to enter into and perform this Agreement, and to issue the Securities in accordance with the terms and conditions hereof. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby (including without limitation the issuance of the Issued Shares), have been

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duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders. This Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

                  (iv) NO CONFLICTS. The execution, delivery and performance of this Agreement by Intelect and the consummation by Intelect of the transactions contemplated hereby will not (i) result in a violation of the Certificate of Incorporation, any Certificate of Designations, Preferences and Rights of any outstanding series of preferred stock, par value $.01 per share, of the Company or the By-laws, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries (as defined in the Series E Purchase Agreement) is a party, or
(iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the principal market or exchange on which the Common Stock is traded or listed) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected. Except as disclosed in the Public Documents, neither the Company nor its Subsidiaries is in violation of any term of or in default under
(x) the Certificate of Incorporation, any Certificate of Designation, Preferences and Rights of any outstanding series of preferred stock, par value $.01 per share, or the By-laws or their organizational charter or by-laws, respectively, or (y) any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its Subsidiaries. The business of the Company and its Subsidiaries is not being conducted in violation of any law, ordinance, regulation of any governmental entity, except where such violations have not resulted or would not result, individually or in the aggregate, in a Material Adverse Effect (as defined in the Series E Purchase Agreement). Except as specifically contemplated by this Agreement and as required under the 1933 Act, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its Subsidiaries have no knowledge of any facts or circumstances which might give rise to any of the foregoing. Except as disclosed in the Public Documents, the Company is not in violation of the listing requirements of the Nasdaq National Market as in effect on the date hereof.

                  (v) SEC DOCUMENTS; FINANCIAL STATEMENTS. Since December 31, 1996, the Company or its predecessor Intelect Communications Systems Limited, a Bermuda Corporation, has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all

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
exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC or as amended prior to the date hereof, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates or as amended prior to the date hereof, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof, or if amended prior to the date hereof, as of the date of such amendment and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to Citadel which is not included in the SEC Documents, or if amended prior to the date hereof, as of the date of such amendment, including, without limitation, information referred to in this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading. Neither the Company nor any of its Subsidiaries or any of their officers, directors, employees or agents have provided Citadel with any material, nonpublic information, except for the knowledge of the existence of the transactions contemplated hereby.

                  (vi) NO UNDISCLOSED EVENTS, LIABILITIES, DEVELOPMENTS OR CIRCUMSTANCES. Except for the transactions contemplated hereby, and excluding liabilities incurred in the ordinary course of business consistent with past practices, no event, liability, development or circumstance has occurred or exists, or is contemplated to occur, with respect to the Company or its Subsidiaries or their respective business, properties, prospects, operations or financial condition that would be required to be disclosed by the Company under applicable securities laws on a registration statement (including by way of incorporation by reference) filed with the SEC, on the date this representation is made or deemed to be made, relating to an issuance and sale by the Company of its Common Stock and which has not been publicly disclosed.

                  (c) Each party represents and warrants that such party has not filed, nor, except for the Request Letter received by Intelect, has such party received any request or demand to file, any suit, action or proceeding of any kind against the other.

                  (d) The representations and warranties made in this Section 12 shall survive the Closing and the issuance of the Issued Shares.

            13.   STOCKHOLDER APPROVAL/PROXY STATEMENT.

            In the event that issuance of the Exchanged Shares requires approval of the stockholders of Intelect in order to comply with Nasdaq rules and regulations, Intelect shall call a special meeting of its stockholders, to be held no later than 60 calendar days after the date of the Closing, and shall provide to each stockholder a proxy statement, which Citadel and a counsel of its choice shall have the right to review, soliciting each stockholder's affirmative vote for approval of Intelect's issuance of the Exchanged Shares as described in this Agreement, and Intelect shall use its best efforts to solicit its stockholders' approval of such issuance of the Exchanged Shares and cause the Board of Directors of Intelect to recommend to the stockholders that they approve such proposal.

            14.   MUTUAL RELEASES.

                  (a) In consideration of and subject to the terms of this Agreement, Intelect, on behalf of itself and, to the extent not prohibited by applicable law, its agents, affiliates, stockholders, partners, employees, directors, representatives, successors and assigns, hereby expressly releases and discharges each Citadel Entity and its agents, affiliates, stockholders, partners, employees, directors, representatives, successors and assigns, from, and agrees not to encourage, cooperate with or assist any third party to assert, any and all manner of claims, of any nature whatsoever, known or unknown, suspected or unsuspected, in law, in equity or otherwise, whether class, individual, derivative or otherwise in nature, including but not limited to those arising under state, federal or other laws, rules or regulations, that Intelect ever had, now has or hereafter can, shall or may have, whether arising under Section 16(b) of the Exchange Act or otherwise, relating in any way to the purchase or sale of Intelect securities, from the beginning of the world through the date of this Agreement, or as contemplated hereunder, or relating to any other acts, omissions, events, occurrences, happenings or circumstances occurring or existing prior to the date of this Agreement.

                  (b) In consideration of and subject to the terms of this Agreement, each Citadel Entity, on behalf of itself and, to the extent not prohibited by applicable law, its agents, affiliates, stockholders, partners, employees, directors, representatives, successors and assigns, hereby expressly releases and discharges Intelect and its agents, affiliates, stockholders, partners, employees, directors, representatives, successors and assigns from, and agrees not to encourage, cooperate with or assist any third party to assert, any and all manner of claims, of any nature whatsoever, known or unknown, suspected or unsuspected, in law, in equity or otherwise, whether class, individual, derivative or otherwise in nature, that each Citadel Entity ever had, now has or hereafter can, shall or may have relating to any acts, omissions, events, occurrences, happenings or circumstances occurring or existing prior to the date of this Agreement, including but not limited to those arising under state, federal or other laws, rules or regulations or otherwise relating to any act or omission relating in any way to the May Conversion Notices or Intelect's April 26, 1999 announcement that it was discontinuing indefinitely conversions of its outstanding shares of Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, from the beginning of the world through the date of this Agreement, or as contemplated hereunder.

            15. FILING OF FORM 8-K.

            On or before the fifth business day following the Closing, Intelect shall file a Form 8-K with the Securities and Exchange Commission describing the terms of this Agreement and shall file this Agreement as an Exhibit to such Form 8-K.

            16. AUTHORIZATION TO ENTER INTO THE AGREEMENT. Each party represents that (i) except to the extent that approval by the stockholders of Intelect may be required under the circumstances described in Section 13, it has received all required approvals for, and is authorized to engage in, the execution, delivery and performance of this Agreement and (ii) this Agreement has been duly executed and delivered by such party and constitutes the valid and binding obligation of such party enforceable against such party in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

            17.   PROFESSIONAL ADVICE.

            Each party has received independent legal advice from attorneys of its choice with respect to the advisability of making this Agreement and entering into the releases, covenants and undertakings provided herein.

            18.   NO TRANSFER OF CLAIMS.

            Each party represents and warrants that it has not transferred all or any part of, or any interest in, any claim or potential cause of action that such party is releasing pursuant to this Agreement.

            19.   INTEGRATED AGREEMENT; NO WAIVER.

            This Agreement contains the entire, complete, and integrated statement of each and every term and provision agreed to by and among the parties and is not subject to any condition not provided for herein. This Agreement shall not be changed, modified, or supplemented except by a writing executed by the parties hereto. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

            20. NO PARTY IS THE DRAFTER OF THIS AGREEMENT. None of the parties hereto shall be considered to be the drafter of this Agreement or any provision hereof for the purpose of any statute, case law or rule of interpretation or construction that might cause any provision to be construed against the drafter hereof.

            21.   DISPUTES.

                  (a) Each party agrees that any breach by the other of this Agreement is likely to result in irreparable harm to each non-breaching party, that monetary damages will be an inadequate remedy of such breach and that, accordingly, in addition to any other remedy that any non-breaching party may have, each non-breaching party shall be entitled to enforce the specific performance of this Agreement and to seek both temporary and permanent relief in the event of any breach hereof.

                  (b) In the event of any controversy, claim or dispute between the parties to this Agreement arising out of, relating to or in connection with this Agreement, its interpretation or any transaction contemplated hereby or discussed herein, or an alleged breach of the Agreement, each prevailing party shall be entitled to recover its reasonable attorneys' fees, expenses, and costs incurred in connection therewith or in connection with the enforcement or collection of any judgment or award rendered therein.

            22.   [Intentionally Omitted]

            23.   CHOICE OF LAW AND FORUM.

            The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of Intelect and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than those of the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.

            24.   WAIVER OF PERSONAL SERVICE.

                  (a) Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding by mailing a copy thereof to such party at the address set forth herein:

                        If to Intelect:

                              INTELECT COMMUNICATIONS, INC.

                              1100 Executive Drive

                              Richardson, Texas 75081

                              Attention:  Herman M. Frietsch

                        If to Citadel:

                              Citadel Investment Group, L.L.C.

                              225 West Washington Street

                              Chicago, Illinois 60606

                              Attention:  Michael J. Hughes

                  (b) Each party agrees that such service shall constitute good and sufficient service of process and notice thereof.

                  (c) Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

            25. WAIVER OF RIGHT TO A JURY TRIAL. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ITS INTERPRETATION OR ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN.

                 [Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              INTELECT COMMUNICATIONS, INC.

                              By: /s/ HERMAN M. FRIETSCH
                              Herman Frietsch, its Chief Executive Officer

                              WINGATE CAPITAL LTD.

                              By: /s/ MICHAEL J. HUGHES
                              Michael J. Hughes, its Authorized Signatory

                              FISHER CAPITAL LTD.

                              By: /s/ MICHAEL J. HUGHES
                              Michael J. Hughes, its Authorized Signatory

                              CCG CAPITAL LTD.

                              By: /s/ MICHAEL J. HUGHES
                              Michael J. Hughes, its Authorized Signatory

                              MIDWAY CAPITAL LTD.

                              By: /s/ MICHAEL J. HUGHES
                              Michael J. Hughes, its Authorized Signatory

                              NP PARTNERS

                              By: /s/ MICHAEL J. HUGHES
                              Michael J. Hughes, its Authorized Signatory

                   [Signatures continued on following page]

                  [Signatures continued from preceding page]

                              CCG INVESTMENT FUND LTD.

                              By: /s/ MICHAEL J. HUGHES
                              Michael J. Hughes, its Authorized Signatory

                              OLYMPUS SECURITIES LTD.

                              By: /s/ MICHAEL J. HUGHES
                              Michael J. Hughes, its Authorized Signatory

                              CITADEL INVESTMENT GROUP, L.L.C.

                              By: /s/ MICHAEL J. HUGHES
                              Michael J. Hughes, its Authorized Signatory

                              CITADEL LIMITED PARTNERSHIP

                              By: /s/ MICHAEL J. HUGHES
                              Michael J. Hughes, its Authorized Signatory

                              GLB PARTNERS, L.P.

                              By: /s/ MICHAEL J. HUGHES
                              Michael J. Hughes, its Authorized Signatory

                              WELLINGTON PARTNERS LIMITED PARTNERSHIP
                              By: /s/ MICHAEL J. HUGHES
                              Michael J. Hughes, its Authorized Signatory

                   [Signatures continued on following page]

                  [Signatures continued from preceding page]

                              KENSINGTON GLOBAL STRATEGIES FUND, LTD.

                              By: /s/ MICHAEL J. HUGHES
                              Michael J. Hughes, its Authorized Signatory

                              ORCHARD INVESTMENT PARTNERS, L.P.

                              By: /s/ MICHAEL J. HUGHES
                              Michael J. Hughes, its Authorized Signatory

                              ORD L.L.C.

                              By: /s/ MICHAEL J. HUGHES
                              Michael J. Hughes, its Authorized Signatory

                              CCG CAPITAL FUND L.P.

                              By: /s/ MICHAEL J. HUGHES
                              Michael J. Hughes, its Authorized Signatory

                              ORCHARD INVESTMENT PARTNERS, L.P.

                              By: /s/ MICHAEL J. HUGHES
                              Michael J. Hughes, its Authorized Signatory

                              /s/ MICHAEL J. HUGHES
                              Kenneth C. Griffin,
                              by Michael J. Hughes, Attorney-In-Fact

Exhibits to Settlement Agreement and Mutual Release

Exhibit A         Conversion Notices

Exhibit B         Form of Officers' Certificate